Exhibit 10.39

SECOND AMENDMENT
TO
CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
OF
VILLAGE LAKE APARTMENTS LIMITED PARTNERSHIP

This SECOND AMENDMENT TO CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP OF VILLAGE LAKE APARTMENTS LIMITED PARTNERSHIP (this " "Amendment") is entered into as of the 23rd day of January, 2003.

RECITALS:

A. As of May 17, 1991, Interstate Business Corporation (the "General Partner") and one or more other parties (collectively, the "Limited Partners") formed a limited partnership known as Village Lake Apartments (the "Partnership"), pursuant to the laws of the State of Maryland, and caused their Certificate of Limited Partnership of Village Lake Apartments Limited Partnership (the "Original Certificate") to be filed among the partnership records of the Maryland State Department of Assessments and Taxation (the "Partnership Records") on May 28, 1991. The Original Certificate was amended by that certain First Amendment to Certificate of Limited Partnership of Village Lake Apartments Limited Partnership, dated May 13, 1992, signed by the General Partner and filed among the Partnership Records on May 13, 1992. The Original Certificate, as amended by the aforesaid First Amendment, and as the same has been or may have been further amended, is referred to herein as the "Certificate". The organizational documents of the Partnership, including the Certificate and this Amendment (collectively, the "Partnership Organizational Documents"), are listed on Exhibit A which is attached hereto and incorporated herein by reference. Capitalized terms used herein without definition shall have the meanings given to them in the Partnership Organizational Documents.

B. This Amendment is entered into by the General Partner and by AMERICAN HOUSING PROPERTIES, LP., a Delaware corporation (the "Managing General Partner") to reflect the admission of the Managing General Partner as Managing General Partner of the Partnership and as Limited Partner in the Partnership, the withdrawal from the Partnership of a former Limited Partner, and for other purposes as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, which is incorporated herein by reference as if fully restated, and in further consideration of the mutual representations, warranties, covenants, promises, certifications and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereby agree as follows:

1. Admission as Partner.

(a) Managing General Partner. Pursuant to the Partnership Organizational Documents, the Managing General Partner is hereby admitted to the Partnership as Managing General Partner, with a Percentage Interest as set forth in Exhibit A attached hereto. By signing below, the Managing General Partner hereby agrees to bound in all respects by the Partnership Organizational Documents. All other general and limited partners in the Partnership are also signing below to signify their concurrence in the admission of the Managing General Partner as Managing General Partner in the Partnership with Percentage Interest as aforesaid.

(b) Limited Partner. Pursuant to the Partnership Organizational Documents, the Managing General Partner is hereby admitted to the Partnership as a Limited Partner, with a Percentage Interest as set forth in Exhibit A attached hereto. By signing below, the Managing General Partner hereby agrees to bound in all respects by the Partnership Organizational Documents. All other general and limited partners in the Partnership are also signing below to signify their concurrence in the admission of the Managing General Partner as Limited Partner in the Partnership with Percentage Interest as aforesaid.

(c) Co-General Partner. The General Partner is and shall remain a General Partner of the Partnership. From and after the date hereof, the General Partner's percentage interest in the Partnership is as set forth in Exhibit A attachedJereto~ -

(d) Management and Control. Henceforth, all rights of management and control of the Partnership reserved to the General Partner under the Partnership Organizational Documents shall be vested in the Managing General Partner and General Partner, jointly. In the event of a dispute between the Managing General Partner and General Partner, the vote of the Partnership, in accordance with the Partnership Organizational Documents and applicable law, shall control.

(e) Regulatory. Each Partner, including but not limited to the General Partner and the Managing General Partner, agrees to be bound by the Note, Mortgage and Regulatory Agreement and other documents required in connection with the FHA-insured loan on the Partnership's Property to the same extent and on the same terms as the other Partners. Upon any dissolution, no title or right to possession and control of the Property, and no right to collect the rents therefrom, shall pass to any person who is not bound by the Regulatory Agreement in a manner satisfactory to the Secretary of Housing and Urban Development. This Subsection (d) shall remain in full force and effect so long as the Secretary is the insurer or holder of the FHA-insured loan on the Partnership's Property.

2. Withdrawal; Redemption. The Withdrawing Partner identified as such on the signature page hereto (the "Withdrawing Partner') hereby withdraws from the Partnership. By signing below, the Managing General Partner and all other general and limited partners in the Partnership hereby acknowledge and accept the said withdrawal by the Withdrawing Partner from the Partnership, and hereby redeem all interests of the Withdrawing Partner in the Partnership.

3. General.

(a) Notices hereunder and under the Partnership Organizational Documents shall be in writing and shall be deemed to be sufficiently given or made when delivered via prepaid certified or registered first class U.S. mail, return receipt requested, to the parties at their addresses set forth on Exhibit A hereto. The notice addresses of the parties for the purpose hereof may be changed at any time and from time to time by notice given in accordance with the foregoing.

(b) This Amendment has been executed in, is to be performed in, and shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland. This Amendment and the rights, powers and duties set forth herein shall be binding upon and inure to the benefit of the parties and their legal representatives, successors assigns. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or unenforceability of any other provision hereof. This Amendment may be executed in multiple counterparts and/or via multiple and separate signature pages. All such counterparts and signature pages shall constitute collectively one Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first set forth above.

General Partner: INTERSTATE BUSINESS CORPORATION a Delaware corporation By: /s/ J. Michael Wilson [SEAL} Print: J. Michael Wilson Title: President

Managing General Partner AMERICAN HOUSING PROPERTIES, L.P. a Delaware limited partnership By: /s/ J. Michael Wilson [SEAL] Print: J. Michael Wilson Title: President

The undersigned hereby consents to the foregoing and, upon and immediately after admission of the Managing General Partner as a Partner in the Partnership, has withdrawn and hereby withdraws from the Partnership.

Withdrawing Limited Partner:
KEMPT CORPORATION,
a Delaware corporation

By: /s/ J. Michael Wilson
Print: J. Michael Wilson
Title: Vice President

Exhibit A

Village Lake Apartments Limited Partnership

January 23, 2003

ORGANIZATIONAL DOCUMENTS:

Certificate of Limited Partnership of Village Lake Apartments Limited Partnership, filed May 28, 1991

First Amendment to Certificate of Limited Partnership of Village Lake Apartments Limited Partnership, filed May 13, 1992

Admission of Kempt Corporation as LP & withdrawal of J. Michael Wilson as LP, January 1, 1992

Second Amendment to Certificate and Agreement of Limited Partnership of Village Lake Apartments Limited Partnership, dated January 23, 2003

Admission of American Housing Properties, L.P. as Limited Partner and Managing General Partner

Withdrawal of Kempt Corporation as Limited Partner

PARTNERSHIP INTERESTS:
	Capital Contribution	Percentage Interest
Managing General Partner: American Housing Properties, L.P. 222 Smallwood Village Center St. Charles (Waldorf), Maryland 20602 301-843-8600	$42,105.00	10%
Limited Partner: American Housing Properties L.P. 222 Smallwood Village Center St. Charles (Waldorf), Maryland 20602 301-843-8600	$357,895.00	85%
General Partner: Interstate Business Corporation 222 Smallwood Village Center St. Charles (Waldorf), Maryland 20602 301-843-8600	N/A	5%